UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 8, 2012

CBRE GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32205	94-3391143
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1150 Santa Monica Boulevard, Suite 1600, Los Angeles, California	90025
(Address of Principal Executive Offices)	(Zip Code)

(310) 405-8900

Registrant’s Telephone Number, Including Area Code

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Current Report on Form 8-K is filed by CBRE Group, Inc., a Delaware corporation (which we may refer to as “we”, “us”, “our” or the “Company”), in connection with the matters described herein.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

(b) On May 8, 2012, the Company announced that effective December 31, 2012, Brett White will retire as Chief Executive Officer of the Company. At that time, Robert E. Sulentic, who is currently President of the Company, will succeed Mr. White as Chief Executive Officer. Mr. White, who was re-elected to the board of directors earlier in the day at the May 8, 2012 annual meeting, will remain on the board and as a member of its executive and acquisition committees.

(c) Mr. Sulentic, who will become our Chief Executive Officer on January 1, 2013, has been our President since March 2010. He previously served as the President of our Development Services business from December 2006 to April 2011. He also served as our Chief Financial Officer from March 2009 and our Group President from July 2009, each until March 2010. Mr. Sulentic was also a member of our board of directors and Group President of Development Services, Asia Pacific and EMEA from December 2006 through March 2009. Prior to joining CBRE, Mr. Sulentic was a director of Trammell Crow Company from December 1997 through December 2006, and served as its Chairman of the board from May 2002 through December 2006. He was President and Chief Executive Officer of Trammell Crow Company from October 2000 through December 2006 and prior to that served as its Executive Vice President and Chief Financial Officer from September 1998 to October 2000. Mr. Sulentic is also a member of the board of directors of Staples, Inc. Mr. Sulentic, who is 55, holds a B.A. from Iowa State University and an M.B.A. from Harvard Business School.

Item 7.01. Regulation FD Disclosure

The Company issued a press release on May 8, 2012 announcing that effective December 31, 2012, Brett White will retire as Chief Executive Officer of the Company. At that time, Robert E. Sulentic, who is currently President of the Company, will succeed Mr. White as Chief Executive Officer. Mr. White, who was re-elected to the board of directors earlier in the day at the May 8, 2012 annual meeting, will remain on the board and as a member of its executive and acquisition committees. A copy of the press release is attached hereto as Exhibit 99.1.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits

Exhibit Number	Description

99.1	Press release, dated May 8, 2012, announcing the planned retirement of Brett White and planned appointment of Robert E. Sulentic as Chief Executive Officer.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 9, 2012	CBRE GROUP, INC.

	By:	/s/ Gil Borok
Gil Borok
Chief Financial Officer